Mairs and Power
Balanced Fund, Inc.

3rd Quarter Report

September 30, 2008

November 17, 2008

To Our Shareholders:

THIRD QUARTER RESULTS

Despite the financial crisis and resulting impact on the economy that occurred during the third quarter, the Balanced Fund delivered relatively favorable investment results. While the Fund had some exposure to the very weak energy sector, it benefited from the fact that most of the more important financial holdings escaped the worst of the loan loss and liquidity problems facing the industry. During the period, the Fund achieved a negative total investment return of -3.1% which compared favorably to greater negative returns of -3.7% for the Dow Jones Industrial Average and -8.4% for the Standard & Poor's 500 Index. The benchmark composite index (60% S & P 500 Stock Index and 40% Lehman Bros. Gov't/Credit Bond Index) produced a greater negative return of -5.7%. A peer group universe of comparable balanced funds shown in the Wall Street Journal produced a much weaker negative return of -8.5%.

For the first nine months, the Fund also performed relatively well even though the return was negative. During the period, the Fund experienced a negative return of -9.7% compared to significantly greater negative returns of -16.6% for the DJIA and -19.3% for the S & P 500 Index. The Fund also fared better than its benchmark composite index which showed a negative return of -12.1% for the same period.

Largely because of escalating bank loan losses and liquidity concerns, the economy showed progressive weakness over the course of the third quarter. Recently reported Gross Domestic Product figures indicated a 0.3% (preliminary basis) decline for the period. The main culprit was a 3.1% drop in consumer spending, the first quarterly decline in seventeen years reflecting rising unemployment and an erosion in consumer confidence. Business spending on equipment and software was also weak slipping 5.5%. An increase of 13.8% in Federal Government spending along with a strong 5.9% rise in exports prevented a much larger overall decline. Corporate profits are believed to have fallen approximately 12-14% during third quarter.

Reacting to the worsening economic outlook, the Federal Reserve recently lowered its benchmark funds rate by another 50 basis points back to 1%, a level not seen since the last recession in 2001-02 and matching a fifty-year low. Moreover, Fed Chairman Bernanke and Treasury Secretary Paulson have also initiated a variety of steps to restore confidence and liquidity to the financial system including loosening restrictions on Fed borrowing, making direct equity investments, buying commercial paper, guaranteeing debt and facilitating mergers between stronger and weaker firms.

With the economy now seemingly in the grips of a protracted recession, the stock market has experienced a decline of historic proportions during recent months. While nearly all market sectors participated in the decline, those most sensitive to the level of economic activity were hit the hardest in the third quarter. In this regard, basic industries (chemicals, construction & engineering, and metals & mining), capital goods (machinery) and technology (electronic equipment & instruments, software & services and semiconductors & equipment) fared the worst while consumer staples (beverages, foods, household products and personal products), health care and certain financials (banks) did the best. Among major holdings in the Fund, Wells Fargo (+58.0%), TCF Financial (+49.6%), Bank of America (+46.6%), JPMorgan Chase (+36.1%) and U.S. Bancorp (+29.2%) performed the best while Murphy Oil (-34.6%), Corning (-32.2%), SUPER VALU (-29.8%), BP (-27.9%) and Schlumberger (-27.3%) did the worst.

Future Outlook

Considering the continuing retrenchment of both consumer and business spending along with the rising level of unemployment that is now taking place, the outlook for the overall economy seems anything but positive. Moreover, most foreign economies are also experiencing similar problems and appear unlikely to provide any support in the near future. While we are encouraged by recent Federal Government moves to restore confidence and increase liquidity, the benefits of these measures may take some time to be realized. Corporate profits are expected to reflect the deteriorating business environment both here and abroad and are unlikely to show any year-over-year improvement until the second half of next year at the earliest.

The outlook for inflation continues to appear rather benign given the current condition of the economy and the dramatic recent decline in most commodity prices, particularly energy. As a result, the Fed seems unlikely to reverse its recent moves to reduce interest rates anytime soon, especially with the nation's financial system still in the process of stabilizing. Longer term rates are also expected to remain relatively stable over the near term although corporate bond yield spreads may come in some when economic conditions begin to improve.

Turning to the stock market, the magnitude of the recent decline may have been severe enough to more than compensate for the many problems and uncertainties now being faced. With the market selling around 13x our estimate of rather depressed 2009 earnings for the S & P 500, prices appear quite inexpensive historically. Moreover, it is important to realize that most market recoveries in the past have begun well before an observable economic recovery and improvement in corporate profits actually takes place. Investor buying power in the form of money market fund balances and other short-term investments is also at record levels and could be used to help fuel a market rebound. Consequently, the market's prospects going into the coming year may be more attractive than most people believe.

William B. Frels
President and Lead Manager

Ronald L. Kaliebe
Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objective, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)  September 30, 2008

Ten years of investment performance (through September 30, 2008)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended September 30, 2008

	1 year	5 years	10 years	20 years
Mairs and Power Balanced Fund	-12.03%	6.01%	6.55%	9.89%
S&P 500	-21.98%	5.17%	3.06%	9.94%
Composite Index	-12.71%	4.59%	4.14%	9.09%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance is updated and published monthly. Visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the Lehman Brothers Government/Credit Bond Index, which is composed of high-quality, investment-grade U.S. government and corporate fixed income securities with maturities greater than one year.

FUND INFORMATION (unaudited)  September 30, 2008

Portfolio Managers

William B. Frels, lead manager since 1992
University of Wisconsin, BBA Finance 1962

Ronald L. Kaliebe, co-manager since 2006
University of Wisconsin-Madison, MBA Finance 1980

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$55.79
Expense Ratio	0.78%[1]
Portfolio Turnover Rate	16.18%
Sales Charge	None[2]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 3

Wells Fargo & Co.	3.4%
3M Co.	3.3
Emerson Electric Co.	2.9
Pentair, Inc.	2.6
Schlumberger, Ltd.	2.4
ConocoPhillips	2.3
H.B. Fuller Co.	2.3
Valspar Corp.	2.2
Baxter International Inc.	2.2
Graco Inc.	2.1

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 33.1%
Corporate Bonds	19.1%
Federal Agency Obligations	13.4
Asset-Backed Securities	0.5
Convertible Corporate Bonds	0.1
Common Stocks 65.2%
Financial	12.7
Energy	8.6
Health Care	8.6
Capital Goods	7.0
Technology	6.9
Basic Industries	5.8
Consumer Staple	5.5
Diversified	4.6
Consumer Cyclical	3.2
Transportation	1.7
Utilities	0.6
Short-term Investments 1.7%*	1.7
100.0%

*  Represents short-term investments and other assets and liabilities (net).

1  Ratio has been annualized for the nine month period ended September 30, 2008.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

SCHEDULE OF INVESTMENTS (unaudited)  September 30, 2008

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES 33.1%
	FEDERAL AGENCY OBLIGATIONS 13.4%
$500,000	Federal Home Loan Bank	6.000%	06/29/17	$502,687
250,000	Federal Home Loan Mortgage Corp.	5.750%	11/15/21	247,425
500,000	Federal Home Loan Mortgage Corp.	6.050%	08/22/22	506,793
250,000	Federal Home Loan Mortgage Corp.	6.000%	12/30/22	247,685
500,000	Federal Home Loan Mortgage Corp.	6.000%	03/03/28	485,331
500,000	Federal Home Loan Mortgage Corp.	6.000%	05/12/28	492,507
500,000	Federal National Mortgage Association	5.400%	02/23/17	498,834
250,000	Federal National Mortgage Association	5.500%	04/08/19	246,104
250,000	Federal National Mortgage Association	5.520%	04/12/19	248,071
250,000	Federal National Mortgage Association	5.630%	08/05/19	249,031
500,000	Federal National Mortgage Association	5.500%	02/28/20	494,877
500,000	Federal National Mortgage Association	5.650%	03/09/20	496,745
500,000	Federal National Mortgage Association	5.750%	03/09/20	498,312
500,000	Federal National Mortgage Association	5.750%	03/16/20	497,184
250,000	Federal National Mortgage Association	5.750%	06/08/20	248,108
500,000	Federal National Mortgage Association	5.810%	06/30/20	498,693
1,000,000	Federal National Mortgage Association	5.750%	07/07/20	993,140
500,000	Federal National Mortgage Association	6.000%	08/10/20	499,973
500,000	Federal National Mortgage Association	6.000%	08/18/20	499,908
500,000	Federal National Mortgage Association	6.000%	08/25/20	499,853
500,000	Federal National Mortgage Association	6.000%	10/13/20	499,677
1,000,000	Federal National Mortgage Association	6.250%	04/25/22	1,000,463
400,000	Federal National Mortgage Association	6.000%	08/16/22	396,706
500,000	Federal National Mortgage Association	6.000%	02/22/23	494,940
500,000	Federal National Mortgage Association	6.000%	03/06/23	495,781
500,000	Federal National Mortgage Association	6.125%	03/06/23	496,816
500,000	Federal National Mortgage Association	6.000%	03/13/23	494,825
500,000	Federal National Mortgage Association	6.000%	06/12/23	495,073
500,000	Federal National Mortgage Association	6.000%	06/26/23	494,988
500,000	Federal National Mortgage Association	6.100%	10/06/23	496,687
500,000	Federal National Mortgage Association	6.000%	03/21/25	494,163
500,000	Federal National Mortgage Association	6.000%	04/04/25	493,439
500,000	Federal National Mortgage Association	6.000%	06/02/25	494,105
500,000	Federal National Mortgage Association	6.000%	07/11/25	494,260
500,000	Federal National Mortgage Association	6.000%	10/06/25	493,079
				16,786,263

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2008

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS 19.1%
	FINANCIAL 12.3%
$248,000	Ford Motor Credit Co.	7.375%	10/28/09	$199,384
250,000	General Motors Acceptance Corp.	7.750%	01/19/10	149,691
250,000	Bear Stearns Co., Inc.	5.850%	07/19/10	248,894
250,000	General Motors Acceptance Corp.	7.250%	03/02/11	118,245
250,000	Ford Motor Credit Co.	5.300%	04/20/11	158,596
250,000	Household Finance Corp.	6.375%	10/15/11	247,375
200,000	Ford Motor Credit Co.	7.000%	11/26/11	108,178
250,000	General Motors Acceptance Corp.	7.000%	02/01/12	101,902
453,000	City National Corp.	5.125%	02/15/13	405,044
250,000	Goldman Sachs Group (a)	8.000%	03/01/13	231,590
500,000	CIT Group Inc.	5.400%	03/07/13	278,668
500,000	Fifth Third Bancorp	6.250%	05/01/13	424,947
250,000	Allstate Corp.	7.500%	06/15/13	264,302
500,000	Harleysville Group	5.750%	07/15/13	500,777
500,000	General Motors Acceptance Corp.	6.750%	12/01/14	191,907
500,000	American General Finance Corp.	6.000%	12/15/14	233,603
500,000	Principal Life Global (a)	5.050%	03/15/15	476,879
500,000	M&I Marshall & Ilsley Bank	4.850%	06/16/15	378,258
500,000	Key Bank National Association	5.450%	03/03/16	290,107
250,000	Security Benefit Life Insurance (a)	8.750%	05/15/16	249,615
500,000	Merrill Lynch & Co., Inc.	6.050%	05/16/16	407,970
500,000	Western Union Co.	5.930%	10/01/16	449,541
500,000	National City Bank	5.250%	12/15/16	204,900
500,000	Citigroup Inc.	5.500%	02/15/17	383,560
250,000	Merrill Lynch & Co., Inc.	5.700%	05/02/17	204,629
250,000	CIT Group Inc.	5.800%	05/15/17	79,730
500,000	Lehman Brothers Holdings, Inc. (f)	6.500%	07/19/17	625
500,000	Comerica Bank	5.200%	08/22/17	326,246
500,000	American Express Bank	6.000%	09/13/17	417,579
250,000	General Motors Acceptance Corp.	7.250%	09/15/17	70,390
500,000	Bear Stearns Co., Inc.	6.400%	10/02/17	466,949
500,000	Prudential Financial Inc.	6.000%	12/01/17	445,699
500,000	American General Finance Corp.	6.900%	12/15/17	231,846
500,000	Morgan Stanley	5.950%	12/28/17	313,223
500,000	Goldman Sachs Group	5.950%	01/18/18	412,482
500,000	Wachovia Corp.	5.750%	02/01/18	375,094

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2008

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$500,000	United Health Group, Inc.	6.000%	02/15/18	$452,306
250,000	Lincoln National Corp.	7.000%	03/15/18	252,928
500,000	Suntrust Bank	7.250%	03/15/18	442,880
500,000	Morgan Stanley	6.625%	04/01/18	330,895
500,000	General Electric Capital Corp.	6.350%	05/12/18	452,605
500,000	Provident Cos.	7.000%	07/15/18	479,308
500,000	Associated Banc-corp	9.250%	10/15/18	486,480
250,000	Berkley (WR) Corp.	6.150%	08/15/19	228,456
450,000	Compass Bank	5.500%	04/01/20	354,973
537,000	Manufacturers & Traders Trust Co. (a) (e)	5.585%	12/28/20	411,875
500,000	Prudential Financial Inc.	6.000%	02/15/23	436,081
250,000	Household Finance Corp.	5.250%	06/15/23	196,360
250,000	Liberty Mutual Insurance Co. (a)	8.500%	05/15/25	248,862
250,000	Provident Cos.	7.250%	03/15/28	223,145
500,000	Farmers Exchange Capital (a)	7.050%	07/15/28	399,103
				15,444,682
	INDUSTRIAL 5.6%
350,000	Corning Inc.	6.300%	03/01/09	350,516
500,000	SUPERVALU Inc.	7.875%	08/01/09	497,500
250,000	DaimlerChrysler NA Holding Corp.	7.750%	01/18/11	259,150
250,000	Hertz Corp.	7.400%	03/01/11	230,000
250,000	General Foods Corp.	7.000%	06/15/11	247,832
250,000	Goodyear Tire & Rubber Co.	7.857%	08/15/11	243,125
200,000	Ford Motor Co.	9.500%	09/15/11	128,000
250,000	Bombardier Inc. (a) (d)	6.750%	05/01/12	240,000
500,000	Valspar Corp.	5.625%	05/01/12	503,719
250,000	General Motors Corp.	7.125%	07/15/13	115,000
250,000	Willamette Industries	7.125%	07/22/13	255,489
250,000	Maytag Corp.	5.000%	05/15/15	226,476
500,000	Fisher Scientific International, Inc.	6.125%	07/01/15	482,591
500,000	International Paper Co.	5.250%	04/01/16	424,835
500,000	Valspar Corp.	6.050%	05/01/17	456,767
250,000	Servicemaster Co.	7.100%	03/01/18	126,250
350,000	PPG Industries	7.400%	08/15/19	372,380
500,000	Wyeth	6.450%	02/01/24	494,896

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2008

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INDUSTRIAL (continued)
$865,000	Union Carbide Corp.	7.500%	06/01/25	$776,502
500,000	Toro Co.	7.800%	06/15/27	558,074
				6,989,102
	UTILITIES 1.2%
250,000	Xcel Energy Inc.	7.000%	12/01/10	257,858
250,000	TECO Energy Inc.	7.000%	05/01/12	254,106
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	254,433
250,000	Vectren Utility Holdings, Inc.	5.750%	08/01/18	230,117
250,000	South Jersey Gas Co.	7.125%	10/22/18	252,012
250,000	United Utilities PLC (d)	5.375%	02/01/19	228,616
				1,477,142
	TOTAL CORPORATE BONDS			23,910,926
	ASSET-BACKED SECURITIES 0.5%
	EQUIPMENT LEASES 0.5%
250,000	Continental Airlines	6.320%	11/01/08	249,375
250,000	American Airlines Inc.	7.858%	10/01/11	218,750
180,286	General American Transportation	7.500%	02/28/15	195,195
				663,320
	CONVERTIBLE CORPORATE BONDS 0.1%
	UTILITIES 0.1%
201,150	Noram Energy	6.000%	03/15/12	189,081
	TOTAL FIXED INCOME SECURITIES			$41,549,590
	(cost $46,455,572)

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2008

Shares	Security Description	Market Value
	COMMON STOCKS 65.2%
	BASIC INDUSTRIES 5.8%
65,000	Bemis Co., Inc.	$1,703,650
137,000	H.B. Fuller Co.	2,859,190
124,000	Valspar Corp.	2,763,960
		7,326,800
	CAPITAL GOODS 7.0%
75,000	Graco Inc.	2,670,750
20,000	Ingersoll-Rand Co., Ltd. (d)	623,400
52,000	MTS Systems Corp.	2,189,200
95,000	Pentair, Inc.	3,284,150
		8,767,500
	CONSUMER CYCLICAL 3.2%
61,000	Briggs & Stratton Corp.	986,980
15,000	Genuine Parts Co.	603,150
55,000	Home Depot, Inc.	1,423,950
30,000	Sturm, Ruger & Co., Inc. (b)	208,200
20,000	Toro Co.	826,000
		4,048,280
	CONSUMER STAPLE 5.5%
30,000	General Mills, Inc.	2,061,600
13,000	The Hershey Co.	514,020
60,000	Hormel Foods Corp.	2,176,800
25,000	Kimberly-Clark Corp.	1,621,000
24,000	SUPERVALU Inc.	520,800
		6,894,220
	DIVERSIFIED 4.6%
60,000	3M Co.	4,098,600
63,000	General Electric Co.	1,606,500
		5,705,100
	ENERGY 8.6%
25,000	BP p.l.c. ADR (c) (d)	1,254,250
40,000	ConocoPhillips	2,930,000
26,000	Exxon Mobil Corp.	2,019,160
25,000	Murphy Oil Corp.	1,603,500
38,000	Schlumberger, Ltd. (d)	2,967,420
		10,774,330

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2008

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	FINANCIAL 12.7%
20,000	American Express Co.	$708,600
35,000	Associated Banc-Corp.	698,250
20,000	Bank of America Corp.	700,000
45,000	JPMorgan Chase & Co.	2,101,500
20,000	Lincoln National Corp.	856,200
37,000	Merrill Lynch & Co., Inc.	936,100
28,000	Principal Financial Group	1,217,720
55,000	TCF Financial Corp.	990,000
31,000	Travelers Companies, Inc.	1,401,200
55,000	U.S. Bancorp	1,981,100
115,000	Wells Fargo & Co.	4,315,950
		15,906,620
	HEALTH CARE 8.6%
42,000	Baxter International Inc.	2,756,460
50,000	Bristol-Myers Squibb Co.	1,042,500
45,000	Eli Lilly & Co.	1,981,350
26,000	Johnson & Johnson	1,801,280
90,000	Pfizer Inc.	1,659,600
40,000	Wyeth	1,477,600
		10,718,790
	TECHNOLOGY 6.9%
70,000	Corning Inc.	1,094,800
88,000	Emerson Electric Co.	3,589,520
54,000	Honeywell International Inc.	2,243,700
15,000	International Business Machines Corp.	1,754,400
		8,682,420
	TRANSPORTATION 1.7%
34,000	United Parcel Service, Inc., Class B	2,138,260
	UTILITIES 0.6%
40,000	Xcel Energy Inc.	799,600
	TOTAL COMMON STOCKS	$81,761,920
	(cost $56,384,959)

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2008

Shares	Security Description	Market Value
	SHORT TERM INVESTMENTS 1.4%
1,747,247	First American Prime Obligations Fund, Class Z	$1,747,247
	(cost $1,747,247)
	TOTAL INVESTMENTS 99.7%	$125,058,757
	(cost $104,587,778)
	OTHER ASSETS AND LIABILITIES (NET) 0.3%	354,084
	TOTAL NET ASSETS 100.0%	$125,412,841

(a)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Funds's Board of Directors. As of September 30, 2008, these securities represented $2,257,924 or 1.8% of total net assets.

(b)  Non-income producing.

(c)  American Depository Receipt.

(d)  Foreign security denominated in U.S. dollars.

(e)  Step Bond – Security for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of September 30, 2008.

(f)  Security in default and therefore not presently accruing income.

See accompanying Notes to Schedule of Investments.

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)  September 30, 2008

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Fund's Board of Directors (the Board). Investments in equity securities that are traded on an original exchange are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, and ratings. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of September 30, 2008, no securities in the Fund were valued using this method.

Valuation Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2008.

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$83,509,167
Level 2 – Other Significant Observable Inputs	41,549,590
Level 3 – Significant Unobservable Inputs	—
Total	$125,058,757

Security Transactions

Security transactions are recorded on the date on which securities are purchased or sold.

Income Taxes

At September 30, 2008, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $20,470,979 of which $31,538,021 represented appreciated investment securities and $11,067,042 represented depreciated investment securities.

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MAIRS AND POWER BALANCED FUND, INC.

Established 1961

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Officers and Directors

William B. Frels, President & Director

Jon A. Theobald, Chief Compliance
Officer & Secretary

Peter G. Robb, Vice President

Lisa J. Hartzell, Treasurer

Norbert J. Conzemius, Chair & Director

Bert J. McKasy, Director

Charles M. Osborne, Audit Committee
Chair & Director

Edward C. Stringer, Director